UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2023

Rocky Mountain Chocolate Factory, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RMCF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 18, 2023, Rocky Mountain Chocolate Factory, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) in person and virtually via live webcast. At the close of business on June 23, 2023, the record date for the Annual Meeting (the “Record Date”), there were 6,302,342 shares of the Company’s common stock issued and outstanding, which constituted all of the issued and outstanding capital stock of the Company.

At the Annual Meeting, 5,062,952 shares of the Company’s issued and outstanding shares of common stock entitled to vote as of the Record Date, or approximately 80.33%, were represented by proxy, in person, or virtually, and, therefore, a quorum was present.

The proposals voted on at the Annual Meeting are more fully described in the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), filed with the Securities and Exchange Commission on June 28, 2023.

The final voting results on the proposals presented for stockholder approval at the Annual Meeting are as follows:

Proposal 1 – Election of Directors. Each of Jeffrey R. Geygan, Robert J. Sarlls, Starlette B. Johnson, Mark O. Riegel and Brett P. Seabert was elected as a director to serve on the Company’s board of directors until the Company’s 2024 Annual Meeting of Stockholders and until his or her successor, if any, is elected or appointed, or his or her earlier death, resignation, retirement, disqualification or removal as follows:

Name	For	Withheld	Broker Non-Votes
Jeffrey R. Geygan	2,204,735	1,428,399	1,429,818
Robert J. Sarlls	3,562,164	70,970	1,429,818
Starlette B. Johnson	3,561,383	71,751	1,429,818
Mark O. Riegel	2,433,713	1,199,421	1,429,818
Brett P. Seabert	2,209,354	1,423,780	1,429,818

Proposal 2 – Ratification of Independent Registered Public Accountants. The appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2024 was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,958,590	55,745	48,616	0

Proposal 3 – Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers. The compensation of the Company’s named executive officers, on an advisory basis was approved, as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,086,658	1,515,464	31,011	1,429,818

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: August 24, 2023	By:	/s/ A. Allen Arroyo
A. Allen Arroyo, Chief Financial Officer